Exhibit 32.1

                               WINTER SPORTS, INC.

                                   FORM 10-QSB

                            SECTION 906 CERTIFICATION

I, Dennis Green, certify that:

      To my knowledge:

      (A) Amendment No. 2 to the Company's quarterly report on Form 10-QSB for the fiscal quarter ended September 7, 2003 accompanying this Certification, filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely to comply with the provisions of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the accompanying Report, including for purposes of Section 18 of the Exchange Act, or as a separate disclosure document.

Date: December 30, 2003


                                                /s/ Dennis Green
                                                ----------------
                                                Dennis Green
                                                Chairman of the Board and
                                                Acting Chief Executive Officer


                                 Page 33 of 34